Exhibit 99.2

Universal Truckload Services, Inc.

Acquisition of

LINC Logistics Company

Today’s Presenters

Donald Cochran

President and Chief Executive Officer

Robert Sigler

Chief Financial Officer

H.E. “Scott” Wolfe

President and Chief Executive Officer

David Crittenden

Chief Financial Officer

Disclosure

Today’s presentation and discussion will contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions are intended to identify these forward-looking statements. These statements are based on Universal Truckload Services’ current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements. For further information, please refer to Universal Truckload Services’ reports and filings with the Securities and Exchange Commission.

Why We Are Acquiring LINC Logistics Company

Enhances growth profile of Universal

Access to higher growth customized logistics solutions sector of 3PL market

Higher percentage of contractual business will improve earnings predictability

Cost synergies identified to enhance earnings growth

Upgrades Universal’s 3PL service offering

Ability to sell a more comprehensive suite of services

More critical component of customers’ value chains with multiple touch points

Numerous cross-selling opportunities

Creates significantly larger transportation and logistics platform

Elevation of Universal to a top 50 global logistics provider 1

Improved position with sales functions of larger shippers

Increased buying power with suppliers

As measured by listing of top logistics providers by Armstrong & Associates

Transformational Acquisition

LTM 1Q12 Revenue: $718M

LTM 1Q12 EBITDA: $37.7M

EBITDA Margin: 5.3%

2-Yr. Revenue CAGR: 18%

LTM 1Q12 PF Combined Revenue: $1,019M

LTM 1Q12 PF Combined EBITDA: $87.0M

PF Combined EBITDA Margin: 8.5%

2-Yr. Combined Revenue CAGR: 21%

Investment Highlights

Leading asset-light truckload carrier

Strong relationships in metals and energy

Flexible, asset-light business model

One of the largest, diversified supply chain

management companies

Flexible, asset-light business model

Significant and sustainable margins

Positioned for growth

Diversified revenue streams and customer base

Today

Tomorrow

Investment Highlights

Diversified Revenue Base

Universal

LINC

Combined

Revenue by

Service 1

Revenue by

End Market 1

Represents LTM period ended 3/31/12

Leading Provider of 3PL Services

Transportation Provider

3PL Provider

Non-

Asset

Based

Asset

Based

Transaction Summary

Transaction Summary

Type

100% stock purchase

Financing

Issuance of 14.5 million Universal shares

Expected new $220 million facility in connection with closing the transaction

Purchase Price

0.700 Universal shares issued for each LINC share1

Equity value of $182 million based on Universal closing stock price as of 7/25/12

Enterprise value of $335 million, including the assumption of debt

(~6.5x multiple of LTM 2Q12 Adjusted EBITDA2)

Expected Close

3Q 2012

LINC currently has 20,753,334 shares outstanding

Based on midpoint of preliminary estimated and unreviewed LINC 2Q12 Adjusted EBITDA range of $14.8M to $15.4M vs. $13.1M of Adjusted EBITDA for comparative

2Q11 period. Reconciliation to Non-GAAP measure of Adjusted EBITDA can be found in the Appendix of this presentation.

Transaction

Acquisition of

Outsourcing will continue to drive 3PL growth

Automotive industry expected to grow 6.7% annually through 2014

Steel prices expected to recover from recent lows

Solid Industry End

Market Demand Drivers

Transformed Company Poised for Growth

Access to higher growth customized logistics solutions sector of 3PL market

Ability to sell a more comprehensive suite of services

Elevation of Universal to a top 50 global logistics provider

Full Service 3PL with

Significant Scale

Mix of contractual and transactional revenue streams providing stability throughout business cycles

Expanded presence in automotive and manufacturing end markets

Diversified Revenue

Base and End Markets

Served

Immediately accretive on a run-rate basis, before considering synergies

2013 EPS accretion expected to be greater than 20%1

Strong cash flow profile

Attractive Financial

Profile

Deep expertise in transportation and logistics

Demonstrated track record of successfully integrating acquisitions

LINC management team to be retained

Nationwide agency and independent owner operator network

Experienced

Management Team

$135M pro forma net debt (1.6x LTM 1Q12 PF Combined EBITDA)

$85M pro forma liquidity

Strong Balance Sheet

Given the related party nature of this transaction, we do not anticipate any goodwill or amortizable intangible assets to be created.

LINC Logistics Company Overview

Flexible, asset-light business model with exceptional

financial metrics

Customized, complex logistics solutions

90+% of 2011 revenue derived from contracts with

durations of at least one year

Significant number of contracts have fixed cost recovery

Historically high renewal success rate for continuing

contracts (90% since 2007)

Attractive pipeline opportunities (new and existing

customers)

Historical Financial Profile

2011 Revenue by Service and End Market

Company Facts

Business Description

Headquarters: Warren, MI

Employees: 1,721

Facilities: 43 (none owned)

CEO: H.E. “Scott” Wolfe

CFO: David Crittenden

1) LINC’s EBITDA adjusted for one time facility closing costs

In-Transit

Off- Site

Material

Processing/

Receiving

Prepare for

Assembly

LINC’s Integral Role in Customers’ Value Chains

Part

Suppliers

In-Plant

Receiving,

Processing,

and Assembly

Finished

Product

Transport

Transport

Freight forwarding

Expedited transport

Freight brokerage

Dedicated truckload

Significant

IT Integration

Supply

Chain

Visibility

High Customer Switching Costs

Improved Competitive Position

Opportunities for Profitable Growth

+

=

Single

Source

Solutions

+

Cross-docking

CMA operations

Repacking

Kitting

Sequencing

Sub assembly

In-plant receiving

Material handling

Part installation

RCM operations

Shuttle operations

Investment Highlights

Customer Growth Opportunities

Universal

LINC

Diversified Full-Service

Provider of Asset-Light

3PL Services

Significant Cross-

Selling Opportunities

Across Customer

Portfolio

Alliance

Midwest

Tube

AZ

Automotive

Transportation Services

Value-Added Services

Opportunity

Full-Service 3PL Offering

Complexity

High

Low

Truckload

Intermodal

Refrigerated Trucking

Rail Service

Heavy Haul

Local Collection / Drayage

Expedited

Specialized Equipment

Freight Forwarding

Customs Clearance

Returnable Container

Shuttle Transportation

Central Materials Area

Kitting & Repacking

Material Handling & Consolidation

Sequencing & Sub-Assembly

UACL

LINC

End Market Growth Drivers

Third-Party

Logistics

3PL market has grown 10.3% annually from 2006 through 2011 according to

Armstrong& Associates

Growth expected to continue, driven by increased outsourcing trends

Automotive

Automotive production expected to grow 6.7% annually through 2014

Average age of passenger vehicles continues to reach new record highs

Steel / Metals

Steel prices expected to recover from recent lows

Fixed asset investment in China has shown recent signs of recovery

Energy

Hydraulic fracturing has increased the development of unconventional oil and natural gas fields

Long-term goal to reduce U.S. dependence on foreign sources of energy

Financial Highlights

Combined Financial Data

Revenue

Adjusted EBITDA 1

Cash Flow from Operations

Net Capital Expenditures

$852

$991

$1,019

$87.0

$69.1

$84.2

$78.7

$82.0

$46.9

$28.4

$26.5

$12.3

($ in millions)

($ in millions)

($ in millions)

($ in millions)

$2.5

Reconciliation to Non-GAAP measure of EBITDA can be found in the Appendix of this presentation

Improved Financial Metrics

LTM 3/31/12 Free Cash Flow Margin 3

LTM 3/31/12 Net CapEx as % of Adj. EBITDA 1

LTM 3/31/12 Adjusted EBITDA Margin 1

LTM 3/31/12 Return on Invested Capital 1,2

EBITDA adjusted for non-recurring and one time expenses

ROIC defined as (adjusted EBIT) / (average total debt less average cash plus average dividend payable plus average book equity)

Free Cash Flow Margin = (Adjusted EBITDA– net capital expenditures) / (total revenue).

Pro Forma Capitalization

Universal

3/31/12

Standalone

Multiple of

LTM EBITDA

Adjusted PF

Combined

3/31/12

Multiple of PF

Combined

LTM Adjusted

EBITDA

Cash and short term investments 1

$17.8

$17.8

Total debt

-

0.0x

$152.9

1.8x

Net debt

($17.8)

(0.5x)

$135.1

1.6x

Liquidity 2

$45.5

$84.9

Includes cash, cash equivalents, and marketable securities

Includes cash, cash equivalents, marketable securities, and availability on prospective revolving credit facilities and term loans

Appendix

Non-GAAP EBITDA Reconciliation

($ in millions)	Universal Truckload Services, Inc.					LINC Logistics Company					(Unaudited) Pro Forma Combined
	Year Ended 12/31		(Unaudited) 13-Weeks Ended		(Unaudited) LTM	Year Ended 12/31		(Unaudited) 13-Weeks Ended		(Unaudited) LTM	LTM
NON-GAAP RECONCILIATION	2010	2011	4/2/2011	3/31/2012	3/31/2012	2010	2011	4/3/2011	3/31/2012	3/31/2012	3/31/2012
Net Income	$ 12.7	$ 15.8	$ 2.9	$ 3.6	$ 16.5	$ 33.0	$ 35.6	$ 9.5	$ 10.8	$ 37.0	$ 53.5
Interest Expense, Net	(0.1)	(0.1)	(0.0)	(0.0)	(0.1)	1.5	2.2	0.4	0.8	2.6	2.6
Other Non-Operating Income, Net	(6.0)	(1.8)	(1.0)	(0.5)	(1.3)	-	-	-	-	-	(1.3)
Income Taxes	8.7	10.4	1.9	2.3	10.8	2.6	3.8	0.8	0.4	3.3	14.1
Depreciation and Amortization	11.1	11.6	2.9	3.0	11.7	6.5	6.1	1.4	1.5	6.2	17.9
EBITDA	$ 26.4	$ 36.0	$ 6.7	$ 8.3	$ 37.7	$ 43.5	$ 47.7	$ 12.2	$ 13.5	$ 49.1	$ 86.8
Adjustments for Facility Closing Costs	-	-	-	-	-	(0.8)	0.4	0.1	(0.1)	0.2	0.2
Adjusted EBITDA	$ 26.4	$ 36.0	$ 6.7	$ 8.3	$ 37.7	$ 42.7	$ 48.2	$ 12.3	$ 13.4	$ 49.3	$ 87.0

($ in millions)	LINC Logistics Company (Unaudited) 13-Weeks Ended			
NON-GAAP RECONCILIATION	7/2/2011	6/30/2012 [1]		
Net Income	$ 10.3	$ 10.5	to	$ 11.0
Interest Expense, Net	0.6	0.8	to	0.8
Other Non-Operating Income, Net	-	-	to	-
Income Taxes	0.7	0.2	to	0.2
Depreciation and Amortization	1.5	1.4	to	1.5
EBITDA	$ 13.1	$ 13.0	to	$ 13.5
Adjustments for Facility Closing Costs	(0.0)	$ -	to	$ -
Adjustments for IPO Costs	-	1.8	to	1.9
Adjusted EBITDA	$ 13.1	$ 14.8	to	$ 15.4

Note: Certain numbers on this table have been subject to rounding adjustments.

1) Preliminary estimated and unreviewed financial results of LINC Logistics for the 13-weeks ended 6/30/12

21